SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 15 – SUBSEQUENT EVENT

In February 2012, the Company's Board of Directors approved a plan of redomestication that, if approved by the Company's stockholders and certain other closing conditions are met, would result in the Company changing its jurisdiction of incorporation from Delaware to the United Kingdom.  The Company intends to pursue the redomestication in 2012.